
                                              BEL FUSE INC. AND SUBSIDIARIES
                                     SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS

             Column A                Column B           Column C         Column D           Column E           Column F
             --------                --------           --------         --------           --------           --------
                                                                        Additions
                                    ------------------------------------------------------------------------------------
                                                        Charged          Charged
                                    Balance at         to profit         to other                               Balance
                                     beginning         and loss          accounts          Deductions           at close
            Description              of period         or income        (describe)          describe)          of period
----------------------------        ----------        -----------       ----------        -----------         -----------
Year ended December 31, 2001
  Allowance for doubtful
    accounts ...............        $  945,000        $      --           $  --           $    --             $   945,000
                                    ==========        ===========         ======          ===========         ===========
  Allowance for excess and
    obsolete inventory .....        $2,847,000        $14,586,000         $  --(a)        $10,692,000         $ 6,269,000
                                    ==========        ===========         ======          ===========         ===========

Year ended December 31, 2000
  Allowance for doubtful
    accounts ...............        $  661,000        $ 1,454,000         $  --(a)        $ 1,170,000         $   945,000
                                    ==========        ===========         ======          ===========         ===========
  Allowance for excess and
    obsolete inventory .....        $1,542,000        $ 1,644,000         $  --(a)        $   339,000         $ 2,847,000
                                    ==========        ===========         ======          ===========         ===========

Year ended December 31, 1999
  Allowances for doubtful
    accounts ...............        $  317,000        $   344,000         $  --           $     --            $  661,000
                                    ==========        ===========         ======          ===========         ===========
  Allowance for excess and
    obsolete inventory .....        $  764,000        $ 1,468,000         $  --(a)        $  (690,000)        $ 1,542,000
                                    ==========        ===========         ======          ===========         ===========

(a)  Write offs.

                                                           S-1